Fees Summary	Jul. 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 70,330,000.00
Previously Paid Amount	0.00
Total Fee Amount	9,712.57
Total Offset Amount	9,712.57
Net Fee	$ 0.00